                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


              Date of Report (date of earliest event reported):
                                 May 13, 2003


                                 AIRGAS, INC.
           ______________________________________________________
            (Exact name of registrant as specified in its charter)



           Delaware                1-9344               56-0732648
        _______________    _______________________    _____________
        (State or other    (Commission File Number)   (I.R.S. Employer
        jurisdiction of                               Identification No.)
        incorporation)



                  259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                  _________________________________________
                  (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                    ______________

Item 5.  Other Events
         ____________

   On May 13, 2003, Airgas, Inc. announced that its Board of Directors declared a quarterly cash dividend of $0.04 per share to be paid on June 30, 2003 to shareholders of record as of June 13, 2003, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

  99.1 - Press Release dated May 13, 2003

                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AIRGAS, INC.
                                            ____________

                                            (Registrant)


                                            BY:  /s/ Robert M. McLaughlin
                                                 ---------------------------
                                                 Robert M. McLaughlin
                                                 Vice President & Controller







DATED:     May 14, 2003